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                                    FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 1, 2002


                    FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.
            (Exact name of Registrant as specified in its charter)




   Virginia                      54-1837743                   001-13731
(State or other    (I.R.S. Employer incorporation or    (Commission File Number)
jurisdiction of                organization)
Identification No.)



                             1001 Nineteenth Street
                           North Arlington, VA 22209
              (Address of principal executive offices) (Zip code)


                                (703) 312-9500
              (Registrant's telephone number including area code)


Item 9. Regulation FD Disclosure


     1. On August 1, 2002, Friedman, Billings, Ramsey Group, Inc. issued a press release announcing its earnings for the 2nd quarter 2002. The entire text of that press release is being filed herewith and attached as Exhibit 99.1.

     2. Attached as Exhibit 99.2 is a table of Assets Under Management for the Second Quarter of 2002 and prior periods that shows "Gross Assets Under Management", "Net Assets Under Management" and "Productive Capital Assets Under Management". In the Press Release filed as
          Exhibit 99.1, Assets Under Management represent, the greater of net assets under management or committed capital.

     3. Attached as Exhibit 99.3 is Friedman, Billings, Ramsey Group, Inc.'s Long-Term Investment Matrix as of June 30, 2002.

     Exhibit 99.1 Friedman, Billings, Ramsey Group Press Release dated August 1, 2002.

     Exhibit 99.2 Friedman, Billings, Ramsey Group, Inc. "Assets Under Management for the Second Quarter of 2002" table.

     Exhibit 99.3 Friedman, Billings, Ramsey Group, Inc. "Long-Term Investment Matrix as of June 30, 2002".



SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                     FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.


Date:  August 1, 2002           By: /s/ Emanuel J. Friedman
                                    --------------------------------
                                    Emanuel J. Friedman
                                    Chairman & Co-Chief Executive Officer